Exhibit 99.1

PRESS RELEASE

NUVASIVE REPORTS FOURTH QUARTER

AND FULL YEAR 2013 FINANCIAL RESULTS

•	Fourth quarter 2013 total revenue of $190.8 million; up 15.1% from fourth quarter 2012

•	Full year 2013 total revenue of $685.2 million; up 10.5% from full year 2012

•	GAAP operating margin of 7.9% for the fourth quarter 2013 and 4.8% for the full year 2013

•	Non-GAAP operating margin of 16.3% for the fourth quarter 2013 and 14.9% for the full year 2013

•	GAAP net earnings of $6.0 million, or $0.13 per share, for the fourth quarter 2013 and GAAP net earnings of $7.9 million, or $0.17 per share, for the full year 2013

•	Non-GAAP earnings of $17.8 million, or $0.37 per share, for the fourth quarter 2013 and $57.4 million, or $1.23 per share, for the full year 2013

SAN DIEGO, March 3, 2014 - NuVasive, Inc. (Nasdaq: NUVA) a medical device company focused on developing minimally disruptive surgical products and procedures for the spine, announced today financial results for the quarter and for the full year ended December 31, 2013.

Alex Lukianov, Chairman and Chief Executive Officer, said, “2013 results clearly demonstrate that NuVasive’s market share taking strategy is thriving. Importantly, we are cultivating the drivers that will support top and bottom line growth for many years to come. We are leveraging our unrivaled years of experience and research to continue championing the global market conversion toward less invasive spine solutions. And our commitment to innovation has conceived a pipeline that may dwarf all that we have accomplished so far. Onward and Upward!”

NuVasive reported fourth quarter 2013 revenue of $190.8 million, a 15.1% increase over the $165.8 million for the fourth quarter 2012 and a 12.8% increase over the $169.2 million reported for the third quarter 2013. The Company reported full year 2013 revenue of $685.2 million, a 10.5% increase over the $620.3 million reported for full year 2012.

Gross profit for the fourth quarter 2013 was $141.5 million and gross margin was 74.1%, compared to a gross profit of $123.6 million and a gross margin of 74.5% for the fourth quarter 2012. For the third quarter 2013, gross profit was $125.9 million and gross margin was 74.4%. Gross profit for the full year 2013 was $504.7 million and gross margin was 73.7%, compared to a gross profit of $466.8 million and gross margin of 75.3% for the full year 2012.

Total operating expenses for the fourth quarter 2013 were $126.4 million compared to $119.4 million in the fourth quarter 2012 and $114.3 million in the third quarter 2013. Full year 2013 operating expenses were $471.6 million compared to $429.8 million reported for the full year 2012. The higher operating costs for the fourth quarter and full year 2013 resulted primarily from spending to support international infrastructure expansion and higher revenue.

On a GAAP basis, the Company reported net income of $6.0 million, or $0.13 per share, for the fourth quarter 2013, and net income of $7.9 million, or $0.17 per share for the full year 2013.

On a Non-GAAP basis, the Company reported net income of $17.8 million, or $0.37 per share, for the fourth quarter 2013, and net income of $57.4 million, or $1.23 per share, for the full year 2013. The Non-GAAP earnings per share calculations for the fourth quarter and full year exclude, respectively, (i) non-cash stock-based compensation of $9.2 million and $33.2 million; (ii) certain intellectual property litigation expenses of $1.8 million and $5.7 million; (iii) amortization of intangible assets of $5.1 million and $19.3 million; (iv) acquisition related items of $42 thousand and $2.6 million; (v) non-cash interest expense on convertible notes of $3.5 million and $13.7 million; and (vi) a one-time out of period royalty expense charge related to royalty accruals in connection with Phase I of the company’s patent litigation with Medtronic of $7.9 million recorded in the second quarter 2013.

Cash, cash equivalents and short and long-term marketable securities were approximately $326 million at December 31, 2013.

2014 Full Year Financial Guidance

•	Revenue of approximately $725 million;

•	GAAP EPS of approximately $0.11;

•	Non-GAAP EPS of approximately $1.06;

•	Non-GAAP Operating Margin of approximately 16%;

•	GAAP effective tax expense of approximately $19 million, which includes the impact of our Globalization Initiative

Supplementary Financial Information

For additional financial detail, please refer to the Supplementary Financial Information provided by CLICKING HERE or by visiting the Investor Relations section of our website at www.nuvasive.com.

Reconciliation of Full Year EPS Guidance
		2014 Guidance [1]
GAAP earnings per share		$0.11
Non-cash stock based compensation		0.43
Certain intellectual property litigation expenses		0.06
Amortization of intangible assets		0.19
Leasehold termination charge		0.08
Acquisition related items [2]		0.01
Non-cash interest expense on convertible notes		0.18

Non-GAAP earnings per share		$1.06

Weighted shares outstanding - basic		47,500

Weighted shares outstanding - diluted		50,000

[1] Effective tax expense rate of ~80% applied to GAAP earnings and 40% applied to Non-GAAP adjustments
[2] Acquisition related items include expenses associated with prior M&A related activity and as incurred

Reconciliation of Non-GAAP Operating Margin %
	2013 Actuals	2014 Guidance
Non-GAAP Gross Margin % [A]	74.8%	76.0%
Non-cash stock based compensation	0.0%	0.0%
Out-of-period royalty expense charge	-1.1%	0.0%

GAAP Gross Margin [D]	73.7%	76.0%

Non-GAAP Sales, Marketing & Administrative Expense [B]	55.9%	54.5%
Non-cash stock based compensation	4.6%	4.8%
Certain intellectual property litigation expenses	0.8%	0.7%
Leasehold termination charge	0.0%	0.9%
Acquisition related items*	0.0%	0.1%

GAAP Sales, Marketing & Administrative Expense [E]	61.3%	61.0%

Non-GAAP Research & Development Expense [C]	4.1%	5.5%
Non-cash stock based compensation	0.2%	0.2%
Acquisition related items*	0.4%	0.1%

GAAP Research & Development Expense [F]	4.7%	5.8%

Amortization of intangible assets [G]	2.8%	2.2%

Non-GAAP Operating Margin % [A-B-C]	14.9%	16.0%

GAAP Operating Margin % [D-E-F-G]	4.8%	7.0%

* Acquisition related items include expenses associated with prior M&A activity and as incurred

Reconciliation of Non-GAAP Information

Management uses certain Non-GAAP financial measures such as Non-GAAP earnings per share, which exclude non-cash stock-based compensation, certain intellectual property litigation expenses, amortization of intangible assets, leasehold termination charge, acquisition related items, non-cash interest expense on convertible notes, and an out of period royalty expense charge. Management does not consider these costs in evaluating the continuing operations of the Company. Therefore, management calculates the Non-GAAP financial measures provided in this earnings release excluding these costs and uses these Non-GAAP financial measures to enable it to analyze further, and more consistently, the period-to-period financial performance of its core business operations. Management believes that providing investors with these Non-GAAP measures gives them additional important information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These Non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from Non-GAAP measures used by other companies. Set forth below are reconciliations of the Non-GAAP financial measures to the comparable GAAP financial measure.

Reconciliation of Fourth Quarter 2013 Results
(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax	Earnings Per Share
GAAP net income		$6,009	$0.13
Non-cash stock-based compensation	$9,238	5,542	0.12
Certain intellectual property litigation expenses	1,765	1,060	0.02
Amortization of intangible assets	5,063	3,037	0.06
Acquisition related items	42	24	0.00
Non-cash interest expense on convertible notes	3,508	2,106	0.04

Non-GAAP earnings		$17,778	$0.37

Weighted shares outstanding - diluted			47,947

Reconciliation of Full Year 2013 Results
(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax	Earnings Per Share
GAAP net income		$7,902	$0.17
Non-cash stock-based compensation	$33,240	19,944	0.43
Certain intellectual property litigation expenses	5,728	3,437	0.07
Amortization of intangible assets	19,326	11,596	0.25
Acquisition related items	2,576	1,545	0.03
Non-cash interest expense on convertible notes	13,656	8,194	0.18
Out-of-period royalty expense charge	7,901	4,741	0.10

Non-GAAP earnings		$57,358	$1.23

Weighted shares outstanding - diluted			46,786

Conference Call

NuVasive will hold a conference call today at 5:30 p.m. ET / 2:30 p.m. PT to discuss the results. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available on our website, at www.nuvasive.com in the Investor Relations Section.

After the live webcast, the call will remain available on NuVasive’s website through April 2, 2014. In addition, a telephonic replay of the call will be available until March 17, 2014. The replay dial-in numbers are 1-877-870-5176 for domestic callers and 1-858-384-5517 for international callers. Please use pin number 13574396.

About NuVasive

NuVasive is an innovative global medical device company that is changing spine surgery with minimally disruptive surgical products and procedurally integrated solutions for the spine. The Company is the 4th largest player in the $8.7 billion global spine market.

NuVasive offers a comprehensive spine portfolio of over 90 unique products developed to improve spine surgery and patient outcomes. The Company’s principal procedural solution is its Maximum Access Surgery, or MAS® platform for lateral spine fusion. MAS provides safe, reproducible, and clinically proven outcomes, and is a highly differentiated solution with fully integrated neuromonitoring, customizable exposure, and a broad offering of application-specific implants and fixation devices designed to address a variety of pathologies.

Having pioneered the lateral approach to spine fusion, NuVasive continues to be at the forefront of the spine industry’s shift toward less invasive solutions. The Company’s dedication to innovation continues to spawn game changing technology such as the PCM® motion preserving disc for the cervical spine, XLIF® Corpectomy for tumor and trauma, and Armada®, which treats adult degenerative scoliosis in a less invasive fashion. The Company has also developed procedural solutions that completely redefine and improve upon traditional procedures like TLIF, PLIF, Posterior Fixation, and ALIF. NuVasive’s solutions are increasingly being adopted internationally, as the Company lays the groundwork to continue growing as a global business and to offer industry-leading, Absolutely Responsive customer service to surgeons world-wide. NuVasive is focused on becoming a $1 Billion Start-UpTM; taking market share by maintaining a commitment to Superior Clinical Outcomes, Speed of Innovation®, and Absolute Responsiveness®.

NuVasive cautions you that statements included in this press release that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s revenue or earnings projections may turn out to be inaccurate because of the preliminary nature of the forecasts; the risk of further adjustment to financial results or future financial expectations; unanticipated difficulty in selling products, generating revenue or producing expected profitability; and other risks and uncertainties more fully described in NuVasive’s press releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

###
Investor Contact:	Media Contact:
Tina Jacobsen	Nicole Collins
NuVasive, Inc.	NuVasive, Inc.
858-320-5215	858-909-1907
investorrelations@nuvasive.com	media@nuvasive.com

NuVasive, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$190,815	$165,754	$685,173	$620,255
Cost of goods sold (excluding amortization of purchased technology)	49,353	42,196	180,484	153,409

Gross profit	141,462	123,558	504,689	466,846

Operating expenses:
Sales, marketing and administrative	113,821	97,713	420,064	372,416
Research and development	7,555	8,398	32,209	35,296
Amortization of intangible assets	5,063	3,600	19,326	12,430
Impairment of goodwill and intangible assets	-	9,700	-	9,700

Total operating expenses	126,439	119,411	471,599	429,842

Interest and other expense, net:
Interest income	195	254	755	915
Interest expense	(6,782)	(7,028)	(27,178)	(27,710)
Other income, net	164	901	3,101	1,047

Total interest and other expense, net	(6,423)	(5,873)	(23,322)	(25,748)

Income (loss) before income taxes	8,600	(1,726)	9,768	11,256
Income tax expense	2,763	1,050	2,783	8,814

Consolidated net income (loss)	$5,837	$(2,776)	$6,985	$2,442

Net loss attributable to noncontrolling interests	$(172)	$(30)	$(917)	$(702)

Net income (loss) attributable to NuVasive, Inc.	$6,009	$(2,746)	$7,902	$3,144

Net income (loss) per share attributable to NuVasive, Inc.:
Basic	$0.13	$(0.06)	$0.18	$0.07

Diluted	$0.13	$(0.06)	$0.17	$0.07

Weighted average shares outstanding:
Basic	44,820	43,628	44,461	43,328

Diluted	47,947	43,628	46,786	44,272

NuVasive, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

	December 31,
	2013	2012
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$102,825	$123,299
Short-term marketable securities	143,449	138,405
Accounts receivable, net	104,774	88,958
Inventory	136,937	126,364
Deferred tax assets, current	37,076	28,236
Prepaid expenses and other current assets	10,947	8,487

Total current assets	536,008	513,749
Property and equipment, net	128,064	125,123
Long-term marketable securities	79,829	84,412
Intangible assets, net	93,986	101,362
Goodwill	154,944	154,106
Deferred tax assets	42,863	40,575
Restricted cash and investments	119,195	118,995
Other assets	24,679	25,463

Total assets	$1,179,568	$1,163,785

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$86,057	$62,048
Accrued payroll and related expenses	31,095	27,916
Senior Convertible Notes, current	—	74,311

Total current liabilities	117,152	164,275
Senior Convertible Notes	346,060	332,404
Deferred tax liabilities	2,934	3,129
Litigation liability	93,700	101,200
Other long-term liabilities	14,844	15,199
Commitments and contingencies
Noncontrolling interests	—	10,003
Stockholders’ equity:
Preferred stock	—	—
Common stock	45	44
Additional paid-in capital	769,203	714,865
Accumulated other comprehensive (loss) income	(3,238)	786
Accumulated deficit	(170,218)	(178,120)

Total Nuvasive, Inc. stockholders’ equity	595,792	537,575
Noncontrolling interests	9,086	-

Total equity	604,878	537,575

Total liabilities and equity	$1,179,568	$1,163,785

NuVasive, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2013	2012	2011
	(Unaudited)
Operating activities:
Consolidated net income (loss)	$6,985	$2,442	$(71,021)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	63,106	51,909	36,242
Deferred income tax (benefit) expense	(11,341)	4,525	(30,967)
Amortization of debt discount	13,656	12,697	6,108
Amortization of debt issuance costs	1,680	1,872	1,816
Stock-based compensation	33,240	26,312	32,070
Impairment of goodwill and intangible assets	—	9,700	18,167
Loss on repurchase of Senior Convertible Notes, net	—	—	332
Gain recognized on change in fair value of derivatives	—	—	(2,387)
Allowance for doubtful accounts and sales return reserves	959	103	1,345
Allowance for excess and obsolete inventory, net of write-offs	6,509	5,475	6,028
Other non-cash adjustments	7,116	7,283	6,227
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(17,384)	(2,005)	(9,929)
Inventory	(21,002)	(11,022)	(17,170)
Prepaid expenses and other current assets	(3,608)	12,725	(14,396)
Accounts payable and accrued liabilities	21,803	2,938	(3,385)
Litigation liability	(7,500)	—	101,200
Accrued payroll and related expenses	3,220	5,128	2,685

Net cash provided by operating activities	97,439	130,082	62,965
Investing activities:
Cash paid for business and asset acquisitions	(14,818)	(11,088)	(37,574)
Purchases of property and equipment	(47,597)	(41,189)	(53,370)
Purchases of marketable securities	(218,454)	(235,919)	(253,210)
Sales of marketable securities	216,299	246,504	151,966
Purchases of restricted investments	—	(113,281)	(4,536)
Sales of restricted investments	—	7,079	—
Payment for specific rights in connection with supply agreement, net of refund received	—	—	(5,000)

Net cash used in investing activities	(64,570)	(147,894)	(201,724)
Financing activities:
Proceeds from the sale of warrants	—	—	47,898
Proceeds from the issuance of convertible debt, net of issuance costs	—	—	391,445
Purchase of convertible note hedges	—	—	(80,097)
Principal payment of 2013 Senior Convertible Notes	(74,311)	—	—
Repurchase of 2013 Senior Convertible Notes	—	—	(154,164)
Tax benefits related to stock-based compensation awards	13,569	3,003	463
Proceeds from the issuance of common stock	8,422	4,884	6,852
Payment of contingent consideration	—	(29,722)	(1,800)
Other assets	(162)	(721)	(718)

Net cash (used in) provided by financing activities	(52,482)	(22,556)	209,879
Effect of exchange rate changes on cash	(861)	175	(225)

(Decrease) increase in cash and cash equivalents	(20,474)	(40,193)	70,895
Cash and cash equivalents at beginning of year	123,299	163,492	92,597

Cash and cash equivalents at end of year	$102,825	$123,299	$163,492